UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 27, 2011

TF FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24168	74-2705050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Penns Trail, Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (215) 579-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

TF FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.07  Submission of Matters to a Vote of Security Holders.

On April 27, 2011, TF Financial Corporation (the “Company”) held its annual meeting of stockholders at which the following items were voted on.

(1)           Election of Directors

Nominee	For	Withheld	Broker Non-Vote

John R. Stranford	1,878,750	333,924	377,615
Albert M. Tantala, Sr.	1,905,724	306,951	377,615

(2)           Approval of a proposal to change the Company’s state of incorporation from Delaware to Pennsylvania.

For	Against	Abstain	Broker Non-Vote
2,207,962	240,816	141,512	0

(3)           Approval of the 2011 Directors Stock Compensation Plan.

For	Against	Abstain	Broker Non-Vote
1,981,671	218,800	12,203	377,615

(4)           Ratification of appointment of S. R. Snodgrass, A.C. as independent auditors for the fiscal year ending December 31, 2011.

For	Against	Abstain
2,570,631	6,926	12,732

There were no broker non-votes on the ratification of auditors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TF FINANCIAL CORPORATION
Date: April 28, 2011	By:	/s/ Dennis R. Stewart
Dennis R. Stewart Executive Vice President and Chief Financial Officer (Principal Financial/Accounting Officer)

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